UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 27, 2004 (January 26, 2004)

CTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

905 West Boulevard North, Elkhart, IN	46514
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 574-293-7511

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No. Exhibit Description
99.1 Press Release dated January 26, 2004
99.2 Reconciliation of Non-GAAP Financial Measures

Item 12.	Results of Operations and Financial Condition

On January 26, 2004, CTS Corporation issued a press release announcing financial results for the fourth quarter and full year ending December 31, 2003 as more fully described in the press release, a copy of which is attached as Exhibit 99.1 hereto and which information is incorporated herein by reference.

This press release contains certain non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is attached as Exhibit 99.2. CTS' management believes that these non-GAAP financial measures are useful to investors in analyzing CTS' financial performance and results of operations over time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS Corporation

/s/ Richard G. Cutter

By: Richard G. Cutter Vice President, Secretary and General Counsel

Dated: January 27, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated January 26, 2004
99.2	Reconciliation of Non-GAAP Financial Measures

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